UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2017

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation or organization)	(Commission File Number )	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12 Bermuda

(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act ☐

Item 8.01	Other Events.

As previously announced, on September 7, 2017, Triton International Limited (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), for the issuance and sale by the Company of 5,350,000 common shares (the “Firm Shares”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option (the “Option”) to purchase up to an additional 802,500 common shares from the Company (the “Option Shares”). The sale of the Firm Shares pursuant to the Underwriting Agreement closed on September 12, 2017.

On September 19, 2017, the Underwriters exercised the Option in full. The sale of the Option Shares pursuant to the Underwriting Agreement closed on September 22, 2017. The Company estimates that the net proceeds from the offering of the Option Shares will be approximately $25.2 million, after deducting the discount to the Underwriters and the estimated fees and expenses of the offering that are payable by the Company. The Company expects to use the net proceeds of the offering of the Option Shares for general corporate purposes, including the purchase of containers.

A copy of the legal opinion as to the validity of the Option Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement dated September 7, 2017, by and between Triton International Limited and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the several underwriters listed in Schedule A thereto (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on September 12, 2017).
5.1	Opinion of Appleby (Bermuda) Limited regarding the validity of the Option Shares.
23.1	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRITON INTERNATIONAL LIMITED

Dated: September 22, 2017	By:	/s/ John Burns
	Name:	John Burns
	Title:	Chief Financial Officer